EXHIBIT 99.

                                   APPENDIX M
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

               INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                                                                                                                    PAGE
                                                                                                                  ---------
EXPLANATORY NOTE................................................................................................  M-3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF MARATHON GROUP:
  Unaudited Pro Forma Combined Balance Sheet as of March 31, 1998...............................................  M-5
  Unaudited Pro Forma Combined Balance Sheet as of December 31, 1997............................................  M-6
  Unaudited Pro Forma Combined Statement of Operations for the three months ended
    March 31, 1998..............................................................................................  M-7
  Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1997.....................  M-8
  Unaudited Pro Forma Balance Sheet as of December 31, 1997.....................................................  M-9
  Unaudited Pro Forma Statement of Operations for the year ended December 31, 1997..............................  M-10

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS OF USX CORPORATION:
  Unaudited Pro Forma Combined Consolidated Balance Sheet as of March 31, 1998..................................  M-11
  Unaudited Pro Forma Combined Consolidated Balance Sheet as of December 31, 1997...............................  M-12
  Unaudited Pro Forma Combined Consolidated Statement of Operations for the three months ended March 31, 1998...  M-13
  Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 1997........  M-14
  Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1997........................................  M-15
  Unaudited Pro Forma Consolidated Statement of Operations for the year ended
    December 31, 1997...........................................................................................  M-16

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF TARRAGON OIL AND GAS, LTD.:
  Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998...........................................  M-17
  Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1997........................................  M-18
  Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998............  M-19
  Unaudited Pro Forma Consolidated Statement of Operations for the year ended
    December 31, 1997...........................................................................................  M-20

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS...............................................................  M-21

                                EXPLANATORY NOTE

    Unless otherwise defined herein, the capitalized terms used in this explanatory note, the following unaudited pro forma financial statements and the notes appended thereto are as defined in the Glossary of Terms to the Information Circular. UNLESS OTHERWISE INDICATED, ALL AMOUNTS ARE REPORTED IN U.S. DOLLARS.

    USX Corporation ("USX") is a diversified company which is principally engaged in the energy business through its Marathon Group and in the steel business through its U. S. Steel Group. USX has two classes of common stock, USX-Marathon Group Common Stock ("Marathon Stock") and USX-U. S. Steel Group Common Stock ("Steel Stock"). Each class of Common Stock is intended to provide stockholders of that class with a separate security reflecting the performance of the related group.

    The financial statements of the Marathon Group include the financial position and results of operations for the businesses of Marathon Oil Company ("Marathon") and certain other subsidiaries of USX, and a portion of the corporate assets and liabilities and related transactions which are not separately identified with ongoing operating units of USX. The Marathon Group financial statements are prepared using the amounts included in the USX consolidated financial statements.

    Although the financial statements of the Marathon Group and the U. S. Steel Group separately report the assets, liabilities (including contingent liabilities) and stockholders' equity of USX attributed to each such group, such attribution of assets, liabilities (including contingent liabilities) and stockholders' equity among the Marathon Group and the U. S. Steel Group for the purpose of preparing their respective financial statements does not affect legal title to such assets or responsibility for such liabilities. Holders of Marathon Stock and Steel Stock are holders of common stock of USX and continue to be subject to all the risks associated with an investment in USX and all of its businesses and liabilities. Financial impacts arising from one Group that affect the overall cost of USX's capital could affect the results of operations and financial condition of the other Group. In addition, net losses of either Group, as well as dividends and distributions on any class of USX Common Stock or series of preferred stock and repurchases of any class of USX Common Stock or series of preferred stock at prices in excess of par or stated value, will reduce the funds of USX legally available for payment of dividends on both classes of Common Stock. Accordingly, the USX consolidated financial information should be read in connection with the Marathon Group financial information.

    The unaudited pro forma combined financial statements of the Marathon Group (pages M-5 through M-8) and USX (pages M-11 through M-14) have been prepared assuming the Tarragon acquisition is accounted for as a purchase of Tarragon Oil and Gas Limited ("Tarragon") by Marathon under U.S. GAAP. USX follows the successful efforts method of accounting for oil and gas exploration and development. Tarragon follows the full cost method of accounting for exploration and development. Pro forma adjustments to conform the unaudited pro forma consolidated financial statements of Tarragon to the successful efforts method, as well as pro forma adjustments to conform Tarragon's unaudited pro forma consolidated financial statements from Canadian GAAP to U.S. GAAP, are presented in the unaudited pro forma combined financial statements of USX and the Marathon Group. Additionally, under U.S. GAAP, the functional currency for Tarragon has been assumed to be the U.S. dollar for financial statement reporting purposes.

    The unaudited pro forma financial statements of the Marathon Group (pages M-9 and M-10) and USX (pages M-15 and M-16) for the periods presented have been prepared by USX to give effect to the January 1, 1998 acquisition of Ashland RM&T, as described in Note 1.

    The unaudited pro forma consolidated financial statements of Tarragon (pages M-17 through M-20) for the periods presented have been prepared by Tarragon to give effect to the April 15, 1998 acquisition of Unocal Canada as described in
Note 1. The historical consolidated financial statements of Tarragon, which are incorporated by reference in this Information Circular, were prepared under Canadian GAAP and in Canadian dollars. In the unaudited pro forma consolidated financial statements of Tarragon, the historical consolidated financial statements of Tarragon have been converted to U.S. dollars using the period end exchange rate for the balance sheets and the average exchange rate for the statements of operations for the respective periods. In addition, certain reclassifications have been made to the historical consolidated financial statements of Tarragon to conform with USX's financial statement presentation.

    The unaudited pro forma balance sheets as of March 31, 1998 and statements of operations for the three months ended March 31, 1998 of USX and the Marathon Group are based on the unaudited financial statements of USX and the Marathon Group which include, in the opinion of USX management, all adjustments necessary to present fairly the results for such periods. The unaudited pro forma balance sheets as of December 31, 1997 and statements of operations for the year ended December 31, 1997 of USX and the Marathon Group have been derived from, and should be read in conjunction with, the audited financial statements of USX and the Marathon Group and the related notes thereto included in this Information Circular.

    The unaudited pro forma balance sheet as of March 31, 1998 and statement of operations for the three months ended March 31, 1998 of Tarragon are based on the unaudited financial statements of Tarragon which include, in the opinion of Tarragon management, all adjustments necessary to present fairly the results for such periods. The unaudited pro forma balance sheet as of December 31, 1997 and statement of operations for the year ended December 31, 1997 of Tarragon have been derived from, and should be read in conjunction with, the audited financial statements of Tarragon and the related notes thereto incorporated by reference in this Information Circular.

    The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of actual results of operations or financial position that would have been achieved had the Tarragon, Unocal and Ashland RM&T acquisitions been consummated at the dates of, for the periods presented, nor are they necessarily indicative of future results or financial positions.

                               USX-MARATHON GROUP

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                              AS OF MARCH 31, 1998

                                 (IN MILLIONS)

                                                                                                                 PRO FORMA
                                                                                                                 COMBINED
                                                                        MARATHON   PRO FORMA      PRO FORMA      MARATHON
                                                                         GROUP     TARRAGON      ADJUSTMENTS       GROUP
                                                                        --------   ---------   ----------------  ---------
ASSETS
Current assets:
  Cash and cash equivalents...........................................  $   475      $--       $--                $   475
  Cash in trust.......................................................    --            7         (7) (a)           --
  Receivables, less allowance for doubtful accounts...................    1,321        33       --                  1,354
  Inventories.........................................................    1,641         8       --                  1,649
  Other current assets................................................      223      --         --                    223
                                                                        --------   ---------   -----             ---------
    Total current assets..............................................    3,660        48         (7)               3,701

Investments and long-term receivables, less reserves..................      557      --         --                    557
Property, plant and equipment--net....................................    9,026       919        259  (d)          10,204
Prepaid pensions......................................................      294      --         --                    294
Other noncurrent assets...............................................      221         3          7  (a)             228
                                                                                                  (3) (b)
                                                                        --------   ---------   -----             ---------
    Total assets......................................................  $13,758      $970      $ 256              $14,984
                                                                        --------   ---------   -----             ---------
                                                                        --------   ---------   -----             ---------
LIABILITIES
Current liabilities:
  Accounts payable....................................................  $ 2,204      $ 44      $   7  (c)         $ 2,255
  Payroll and benefits payable........................................      173      --         --                    173
  Accrued taxes.......................................................      128      --         --                    128
  Deferred income taxes...............................................       61      --         --                     61
  Accrued interest....................................................       50      --         --                     50
  Long-term debt due within one year..................................      462      --         --                    462
                                                                        --------   ---------   -----             ---------
    Total current liabilities.........................................    3,078        44          7                3,129

Long-term debt, less unamortized discount.............................    2,837       354        504  (i)           3,695
Long-term deferred income taxes.......................................    1,364        71        197  (e)           1,418
                                                                                                (214) (f)
Employee benefits.....................................................      536      --         --                    536
Deferred credits and other liabilities................................      331        10         (5) (h)             336
Preferred stock of subsidiary.........................................      184      --         --                    184
Minority interest in Marathon Ashland Petroleum LLC...................    1,682      --         --                  1,682

STOCKHOLDERS' EQUITY..................................................    3,746       491       (491) (g)           4,004
                                                                                                 258  (j)
                                                                        --------   ---------   -----             ---------
    Total liabilities and stockholders' equity........................  $13,758      $970      $ 256              $14,984
                                                                        --------   ---------   -----             ---------
                                                                        --------   ---------   -----             ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               USX-MARATHON GROUP

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                                                                  PRO FORMA
                                                                        PRO FORMA                                 COMBINED
                                                                        MARATHON    PRO FORMA      PRO FORMA      MARATHON
                                                                          GROUP     TARRAGON      ADJUSTMENTS       GROUP
                                                                        ---------   ---------   ----------------  ---------
ASSETS
Current assets:
  Cash and cash equivalents...........................................   $    49      $--       $--                $    49
  Cash in trust.......................................................     --           10        (10) (a)           --
  Receivables, less allowance for doubtful accounts...................     1,490        42       --                  1,532
  Inventories.........................................................     1,563         9       --                  1,572
  Other current assets................................................       170      --         --                    170
                                                                        ---------   ---------   -----             ---------
    Total current assets..............................................     3,272        61        (10)               3,323

Investments and long-term receivables, less reserves..................       522      --         --                    522
Property, plant and equipment--net....................................     9,120       888        258  (d)          10,266
Prepaid pensions......................................................       290      --         --                    290
Other noncurrent assets...............................................       261         3         10  (a)             271
                                                                                                   (3) (b)
                                                                        ---------   ---------   -----             ---------
    Total assets......................................................   $13,465      $952      $ 255              $14,672
                                                                        ---------   ---------   -----             ---------
                                                                        ---------   ---------   -----             ---------

LIABILITIES
Current liabilities:
  Notes payable.......................................................   $   108      $--       $--                $   108
  Accounts payable....................................................     2,141        41          7  (c)           2,189
  Payroll and benefits payable........................................       174      --         --                    174
  Accrued taxes.......................................................       110      --         --                    110
  Deferred income taxes...............................................        61      --         --                     61
  Accrued interest....................................................        84      --         --                     84
  Long-term debt due within one year..................................       417      --         --                    417
                                                                        ---------   ---------   -----             ---------
    Total current liabilities.........................................     3,095        41          7                3,143

Long-term debt, less unamortized discount.............................     2,476       346        501  (i)           3,323
Long-term deferred income taxes.......................................     1,414        70        196  (e)           1,467
                                                                                                 (213) (f)
Employee benefits.....................................................       529      --         --                    529
Deferred credits and other liabilities................................       342         9         (5) (h)             346
Preferred stock of subsidiary.........................................       184      --         --                    184
Minority interest in Marathon Ashland Petroleum LLC...................     1,654      --         --                  1,654

STOCKHOLDERS' EQUITY..................................................     3,771       486       (486) (g)           4,026
                                                                                                  255  (j)
                                                                        ---------   ---------   -----             ---------
    Total liabilities and stockholders' equity........................   $13,465      $952      $ 255              $14,672
                                                                        ---------   ---------   -----             ---------
                                                                        ---------   ---------   -----             ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               USX-MARATHON GROUP

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1998

                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                PRO FORMA
                                                                                                                COMBINED
                                                                        MARATHON   PRO FORMA      PRO FORMA     MARATHON
                                                                         GROUP     TARRAGON      ADJUSTMENTS      GROUP
                                                                        --------   ---------   ---------------  ---------
REVENUES:
  Sales...............................................................  $ 5,224       $42      $--               $ 5,266
  Dividend and affiliate income.......................................       10      --         --                    10
  Gain on disposal of assets..........................................        3      --         --                     3
  Gain on ownership change in Marathon Ashland Petroleum LLC..........      248      --         --                   248
  Other income........................................................       13      --         --                    13
                                                                        --------      ---      ----             ---------
    Total revenues....................................................    5,498        42       --                 5,540
                                                                        --------      ---      ----             ---------
COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)..........................    3,822        11       --                 3,833
  Selling, general and administrative expenses........................      131         1       --                   132
  Depreciation, depletion and amortization............................      270        22         3  (p)             295
  Taxes other than income taxes.......................................      816      --         --                   816
  Exploration expenses................................................       82      --           4  (n)              86
  Inventory market valuation credits..................................      (25)     --         --                   (25)
                                                                        --------      ---      ----             ---------
    Total costs and expenses..........................................    5,096        34         7                5,137
                                                                        --------      ---      ----             ---------
INCOME FROM OPERATIONS................................................      402         8        (7)                 403
Net interest and other financial costs................................       54         5         8  (o)              67
Minority interest in income of Marathon Ashland Petroleum LLC.........       54      --         --                    54
                                                                        --------      ---      ----             ---------
INCOME BEFORE INCOME TAXES............................................      294         3       (15)                 282
Provision for estimated income taxes..................................      111         2        (6) (r)             107
                                                                        --------      ---      ----             ---------
NET INCOME............................................................  $   183       $ 1      $ (9)             $   175
                                                                        --------      ---      ----             ---------
                                                                        --------      ---      ----             ---------
MARATHON STOCK DATA:
  Net income per share:
    Basic.............................................................  $   .63                                  $   .59
    Diluted...........................................................      .63                                      .59
  Weighted average shares (in thousands):
    Basic.............................................................  288,846                                  296,205
    Diluted...........................................................  289,490                                  296,849

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               USX-MARATHON GROUP

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                 PRO FORMA
                                                                        PRO FORMA                                COMBINED
                                                                        MARATHON    PRO FORMA      PRO FORMA     MARATHON
                                                                          GROUP     TARRAGON      ADJUSTMENTS      GROUP
                                                                        ---------   ---------   ---------------  ---------
REVENUES:
  Sales...............................................................  $ 22,943      $225      $--              $ 23,168
  Dividend and affiliate income.......................................        41      --         --                    41
  Gain on disposal of assets..........................................        37      --         --                    37
  Other income........................................................        87      --         --                    87
                                                                        ---------   ---------   ----             ---------
    Total revenues....................................................    23,108       225       --                23,333
                                                                        ---------   ---------   ----             ---------
COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)..........................    15,853        51         6  (n)          15,910
  Selling, general and administrative expenses........................       834         6         3  (n)             843
  Depreciation, depletion and amortization............................       754        90        16  (p)             857
                                                                                                  (3) (q)
  Taxes other than income taxes.......................................     3,933      --         --                 3,933
  Exploration expenses................................................       189      --          21  (n)             210
  Inventory market valuation charges..................................       416      --         --                   416
                                                                        ---------   ---------   ----             ---------
    Total costs and expenses..........................................    21,979       147        43               22,169
                                                                        ---------   ---------   ----             ---------
INCOME FROM OPERATIONS................................................     1,129        78       (43)               1,164
Net interest and other financial costs................................       260        16        31  (o)             312
                                                                                                   5  (s)
Minority interest in income of Marathon Ashland Petroleum LLC.........       173      --         --                   173
                                                                        ---------   ---------   ----             ---------
INCOME BEFORE INCOME TAXES............................................       696        62       (79)                 679
Provision for estimated income taxes..................................       225        24       (33) (r)             216
                                                                        ---------   ---------   ----             ---------
NET INCOME............................................................  $    471      $ 38      $(46)            $    463
                                                                        ---------   ---------   ----             ---------
                                                                        ---------   ---------   ----             ---------

MARATHON STOCK DATA:
  Net income per share:
    Basic.............................................................  $   1.64                                 $   1.57
    Diluted...........................................................      1.63                                     1.56
  Weighted average shares (in thousands):
    Basic.............................................................   288,038                                  295,332
    Diluted...........................................................   290,520                                  297,814

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               USX-MARATHON GROUP

                       UNAUDITED PRO FORMA BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                                          PRO FORMA     PRO FORMA
                                                                        MARATHON GROUP   ADJUSTMENTS  MARATHON GROUP
                                                                        --------------   -----------  --------------
ASSETS
Current assets:
  Cash and cash equivalents...........................................     $    36       $   13  (k)     $    49
  Receivables, less allowance for doubtful accounts...................         856          634  (k)       1,490
  Inventories.........................................................         980          583  (k)       1,563
  Other current assets................................................         146           24  (k)         170
                                                                           -------       ------          -------
    Total current assets..............................................       2,018        1,254            3,272

Investments and long-term receivables, less reserves..................         455           67  (k)         522
Property, plant and equipment--net....................................       7,566        1,554  (k)       9,120
Prepaid pensions......................................................         290         --                290
Other noncurrent assets...............................................         236           25  (k)         261
                                                                           -------       ------          -------
    Total assets......................................................     $10,565       $2,900          $13,465
                                                                           -------       ------          -------
                                                                           -------       ------          -------

LIABILITIES
Current liabilities:
  Notes payable.......................................................     $   108       $ --            $   108
  Accounts payable....................................................       1,348          793  (k)       2,141
  Payroll and benefits payable........................................         142           32  (k)         174
  Accrued taxes.......................................................         102            8  (k)         110
  Deferred income taxes...............................................          61         --                 61
  Accrued interest....................................................          84         --                 84
  Long-term debt due within one year..................................         417         --                417
                                                                           -------       ------          -------
    Total current liabilities.........................................       2,262          833            3,095
Long-term debt, less unamortized discount.............................       2,476         --              2,476
Long-term deferred income taxes.......................................       1,318            3  (k)       1,414
                                                                                             93  (l)
Employee benefits.....................................................         375          154  (k)         529
Deferred credits and other liabilities................................         332           10  (k)         342
Preferred stock of subsidiary.........................................         184         --                184
Minority interest in Marathon Ashland Petroleum LLC...................      --            1,654  (m)       1,654

STOCKHOLDERS' EQUITY..................................................       3,618          153  (l)       3,771
                                                                           -------       ------          -------
    Total liabilities and stockholders' equity........................     $10,565       $2,900          $13,465
                                                                           -------       ------          -------
                                                                           -------       ------          -------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                               USX-MARATHON GROUP

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                         ASHLAND    PRO FORMA     PRO FORMA
                                                                        MARATHON GROUP    RM&T     ADJUSTMENTS  MARATHON GROUP
                                                                        --------------   -------   -----------  --------------
REVENUES:
  Sales...............................................................     $15,668       $6,518    $ (369) (t)     $22,943
                                                                                                    1,126  (u)
  Dividend and affiliate income.......................................          36            5      --                 41
  Gain on disposal of assets..........................................          37         --        --                 37
  Other income........................................................          13           74      --                 87
                                                                           -------       -------   ------          -------
    Total revenues....................................................      15,754        6,597       757           23,108
                                                                           -------       -------   ------          -------
COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)..........................      10,392        4,721      (369) (t)      15,853
                                                                                                    1,126  (u)
                                                                                                      (17) (v)
  Selling, general and administrative expenses........................         355          479      --                834
  Depreciation, depletion and amortization............................         664          162       (72) (w)         754
  Taxes other than income taxes.......................................       2,938          995      --              3,933
  Exploration expenses................................................         189         --        --                189
  Inventory market valuation charges..................................         284         --         132  (x)         416
                                                                           -------       -------   ------          -------
    Total costs and expenses..........................................      14,822        6,357       800           21,979
                                                                           -------       -------   ------          -------
INCOME FROM OPERATIONS................................................         932          240       (43)           1,129
Net interest and other financial costs................................         260         --        --                260
Minority interest in income of Marathon Ashland Petroleum LLC.........      --             --         173  (y)         173
                                                                           -------       -------   ------          -------
INCOME BEFORE INCOME TAXES............................................         672          240      (216)             696
Provision for estimated income taxes..................................         216         --           9  (z)         225
                                                                           -------       -------   ------          -------
NET INCOME............................................................     $   456       $  240    $ (225)         $   471
                                                                           -------       -------   ------          -------
                                                                           -------       -------   ------          -------
MARATHON STOCK DATA:
  Net income per share:
    Basic.............................................................     $  1.59                                 $  1.64
    Diluted...........................................................        1.58                                    1.63
  Weighted average shares (in thousands):
    Basic.............................................................     288,038                                 288,038
    Diluted...........................................................     290,520                                 290,520

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                                USX CORPORATION

            UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1998

                                 (IN MILLIONS)

                                                                                                               PRO FORMA
                                                                                 PRO FORMA      PRO FORMA      COMBINED
                                                                          USX    TARRAGON      ADJUSTMENTS        USX
                                                                        -------  ---------   ----------------  ---------
ASSETS
Current assets:
  Cash and cash equivalents...........................................  $   487    $--       $--                $   487
  Cash in trust.......................................................    --          7         (7) (a)           --
  Receivables, less allowance for doubtful accounts...................    1,826      33       --                  1,859
  Inventories.........................................................    2,359       8       --                  2,367
  Deferred income tax benefits........................................      229    --         --                    229
  Other current assets................................................      172    --         --                    172
                                                                        -------  ---------   -----             ---------
    Total current assets..............................................    5,073      48         (7)               5,114

Investments and long-term receivables, less reserves..................    1,201    --         --                  1,201
Property, plant and equipment--net....................................   11,501     919        259  (d)          12,679
Prepaid pensions......................................................    2,308    --         --                  2,308
Other noncurrent assets...............................................      259       3          7  (a)             266
                                                                                                (3) (b)
                                                                        -------  ---------   -----             ---------
    Total assets......................................................  $20,342    $970      $ 256              $21,568
                                                                        -------  ---------   -----             ---------
                                                                        -------  ---------   -----             ---------

LIABILITIES
Current liabilities:
  Accounts payable....................................................  $ 2,854    $ 44      $   7  (c)         $ 2,905
  Payroll and benefits payable........................................      537    --         --                    537
  Accrued taxes.......................................................      331    --         --                    331
  Accrued interest....................................................       58    --         --                     58
  Long-term debt due within one year..................................      518    --         --                    518
                                                                        -------  ---------   -----             ---------
    Total current liabilities.........................................    4,298      44          7                4,349

Long-term debt, less unamortized discount.............................    3,313     354        504  (i)           4,171
Long-term deferred income taxes.......................................    1,443      71        197  (e)           1,497
                                                                                              (214) (f)
Employee benefits.....................................................    2,872    --         --                  2,872
Deferred credits and other liabilities................................      707      10         (5) (h)             712
Preferred stock of subsidiary.........................................      250    --         --                    250
USX obligated mandatorily redeemable convertible preferred
  securities..........................................................      182    --         --                    182
Minority interest in Marathon Ashland Petroleum LLC...................    1,682    --         --                  1,682

STOCKHOLDERS' EQUITY
Preferred stock.......................................................        3    --         --                      3
Common stocks.........................................................      376    --         --                    376
Exchangeable Shares...................................................    --       --            7  (j)               7
Additional paid-in capital............................................    3,931     404       (404) (g)           4,182
                                                                                               251  (j)
Retained earnings.....................................................    1,323      87        (87) (g)           1,323
Accumulated other comprehensive loss..................................      (36)   --         --                    (36)
Deferred compensation adjustments.....................................       (2)   --         --                     (2)
                                                                        -------  ---------   -----             ---------
    Total stockholders' equity........................................    5,595     491       (233)               5,853
                                                                        -------  ---------   -----             ---------
    Total liabilities and stockholders' equity........................  $20,342    $970      $ 256              $21,568
                                                                        -------  ---------   -----             ---------
                                                                        -------  ---------   -----             ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                                USX CORPORATION

            UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                                                                  PRO FORMA
                                                                        PRO FORMA   PRO FORMA      PRO FORMA      COMBINED
                                                                           USX      TARRAGON      ADJUSTMENTS        USX
                                                                        ---------   ---------   ----------------  ---------
ASSETS
Current assets:
  Cash and cash equivalents...........................................   $    67      $--       $--                $    67
  Cash in trust.......................................................     --           10        (10) (a)           --
  Receivables, less allowance for doubtful accounts...................     2,051        42       --                  2,093
  Inventories.........................................................     2,268         9       --                  2,277
  Deferred income tax benefits........................................       229      --         --                    229
  Other current assets................................................       111      --         --                    111
                                                                        ---------   ---------   -----             ---------
    Total current assets..............................................     4,726        61        (10)               4,777

Investments and long-term receivables, less reserves..................     1,095      --         --                  1,095
Property, plant and equipment--net....................................    11,616       888        258  (d)          12,762
Prepaid pensions......................................................     2,247      --         --                  2,247
Other noncurrent assets...............................................       305         3         10  (a)             315
                                                                                                   (3) (b)
Cash restricted for redemption of Delhi Stock.........................       195      --         --                    195
                                                                        ---------   ---------   -----             ---------
    Total assets......................................................   $20,184      $952      $ 255              $21,391
                                                                        ---------   ---------   -----             ---------
                                                                        ---------   ---------   -----             ---------
LIABILITIES
Current liabilities:
  Notes payable.......................................................   $   121      $--       $--                $   121
  Accounts payable....................................................     2,804        41          7  (c)           2,852
  Payroll and benefits payable........................................       553      --         --                    553
  Accrued taxes.......................................................       312      --         --                    312
  Accrued interest....................................................        95      --         --                     95
  Long-term debt due within one year..................................       471      --         --                    471
                                                                        ---------   ---------   -----             ---------
    Total current liabilities.........................................     4,356        41          7                4,404

Long-term debt, less unamortized discount.............................     2,932       346        501  (i)           3,779
Long-term deferred income taxes.......................................     1,449        70        196  (e)           1,502
                                                                                                 (213) (f)
Employee benefits.....................................................     2,867      --         --                  2,867
Deferred credits and other liabilities................................       746         9         (5) (h)             750
Preferred stock of subsidiary.........................................       250      --         --                    250
USX obligated mandatorily redeemable convertible preferred
  securities..........................................................       182      --         --                    182
Minority interest in Marathon Ashland Petroleum LLC...................     1,654      --         --                  1,654
Redeemable Delhi Stock................................................       195      --         --                    195

STOCKHOLDERS' EQUITY
Preferred stock.......................................................         3      --         --                      3
Common stocks.........................................................       375      --         --                    375
Exchangeable Shares...................................................     --         --            7  (j)               7
Additional paid-in capital............................................     3,924       400       (400) (g)           4,172
                                                                                                  248  (j)
Retained earnings.....................................................     1,291        86        (86) (g)           1,291
Other equity adjustments..............................................       (40)     --         --                    (40)
                                                                        ---------   ---------   -----             ---------
    Total stockholders' equity........................................     5,553       486       (231)               5,808
                                                                        ---------   ---------   -----             ---------
    Total liabilities and stockholders' equity........................   $20,184      $952      $ 255              $21,391
                                                                        ---------   ---------   -----             ---------
                                                                        ---------   ---------   -----             ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                                USX CORPORATION

       UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1998

                                 (IN MILLIONS)

                                                                                                              PRO FORMA
                                                                                PRO FORMA      PRO FORMA      COMBINED
                                                                         USX    TARRAGON      ADJUSTMENTS        USX
                                                                        ------  ---------   ----------------  ---------
REVENUES:
  Sales...............................................................  $6,887     $42      $--                $6,929
  Dividend and affiliate income.......................................      25    --         --                    25
  Gain on disposal of assets..........................................      14    --         --                    14
  Gain on ownership change in Marathon Ashland Petroleum LLC..........     248    --         --                   248
  Other income........................................................      13    --         --                    13
                                                                        ------     ---      -----             ---------
    Total revenues....................................................   7,187      42       --                 7,229
                                                                        ------     ---      -----             ---------
COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)..........................   5,270      11       --                 5,281
  Selling, general and administrative expenses........................      85       1       --                    86
  Depreciation, depletion and amortization............................     347      22          3  (p)            372
  Taxes other than income taxes.......................................     864    --         --                   864
  Exploration expenses................................................      82    --            4  (n)             86
  Inventory market valuation credits..................................     (25)   --         --                   (25)
                                                                        ------     ---      -----             ---------
    Total costs and expenses..........................................   6,623      34          7               6,664
                                                                        ------     ---      -----             ---------
INCOME FROM OPERATIONS................................................     564       8         (7)                565
Net interest and other financial costs................................      82       5          8  (o)             95
Minority interest in income of Marathon Ashland Petroleum LLC.........      54    --         --                    54
                                                                        ------     ---      -----             ---------
INCOME BEFORE INCOME TAXES............................................     428       3        (15)                416
Provision for estimated income taxes..................................     158       2         (6) (r)            154
                                                                        ------     ---      -----             ---------
NET INCOME............................................................     270       1         (9)                262
Dividends on preferred stock..........................................       2    --         --                     2
                                                                        ------     ---      -----             ---------
NET INCOME APPLICABLE TO COMMON STOCKS................................  $  268     $ 1      $  (9)             $  260
                                                                        ------     ---      -----             ---------
                                                                        ------     ---      -----             ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                                USX CORPORATION

       UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                                                                 PRO FORMA
                                                                        PRO FORMA   PRO FORMA      PRO FORMA     COMBINED
                                                                           USX      TARRAGON      ADJUSTMENTS       USX
                                                                        ---------   ---------   ---------------  ---------
REVENUES:
  Sales...............................................................   $29,650      $225      $--               $29,875
  Dividend and affiliate income.......................................       110      --         --                   110
  Gain on disposal of assets..........................................        94      --         --                    94
  Other income........................................................        88      --         --                    88
                                                                        ---------   ---------   ----             ---------
    Total revenues....................................................    29,942       225       --                30,167
                                                                        ---------   ---------   ----             ---------
COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)..........................    21,508        51         6  (n)          21,565
  Selling, general and administrative expenses........................       697         6         3  (n)             706
  Depreciation, depletion and amortization............................     1,057        90        16  (p)           1,160
                                                                                                  (3) (q)
  Taxes other than income taxes.......................................     4,173      --         --                 4,173
  Exploration expenses................................................       189      --          21  (n)             210
  Inventory market valuation charges..................................       416      --         --                   416
                                                                        ---------   ---------   ----             ---------
    Total costs and expenses..........................................    28,040       147        43               28,230
                                                                        ---------   ---------   ----             ---------
INCOME FROM OPERATIONS................................................     1,902        78       (43)               1,937
Net interest and other financial costs................................       347        16        31  (o)             399
                                                                                                   5  (s)
Minority interest in income of Marathon Ashland Petroleum LLP.........       173      --         --                   173
                                                                        ---------   ---------   ----             ---------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES.................     1,382        62       (79)               1,365
Provision for estimated income taxes..................................       459        24       (33) (r)             450
                                                                        ---------   ---------   ----             ---------
Income from continuing operations.....................................       923        38       (46)                 915
                                                                        ---------   ---------   ----             ---------
DISCONTINUED OPERATIONS:
Income (loss) from operations (net of income tax).....................        (1)     --         --                    (1)
Gain on disposal (net of income tax)..................................        81      --         --                    81
                                                                        ---------   ---------   ----             ---------
INCOME FROM DISCONTINUED OPERATIONS...................................        80      --         --                    80
                                                                        ---------   ---------   ----             ---------
NET INCOME............................................................     1,003        38       (46)                 995
Noncash credit from exchange of preferred stock.......................        10      --         --                    10
Dividends on preferred stock..........................................       (13)     --         --                   (13)
                                                                        ---------   ---------   ----             ---------
NET INCOME APPLICABLE TO COMMON STOCKS................................   $ 1,000      $ 38      $(46)             $   992
                                                                        ---------   ---------   ----             ---------
                                                                        ---------   ---------   ----             ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                                USX CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                                     PRO FORMA      PRO FORMA
                                                                          USX       ADJUSTMENTS        USX
                                                                        -------  -----------------  ---------
ASSETS
Current assets:
  Cash and cash equivalents...........................................  $    54  $   13  (k)         $    67
  Receivables, less allowance for doubtful accounts...................    1,417     634  (k)           2,051
  Inventories.........................................................    1,685     583  (k)           2,268
  Deferred income tax benefits........................................      229    --                    229
  Other current assets................................................       87      24  (k)             111
                                                                        -------  ------             ---------
    Total current assets..............................................    3,472   1,254                4,726

Investments and long-term receivables, less reserves..................    1,028      67  (k)           1,095
Property, plant and equipment--net....................................   10,062   1,554  (k)          11,616
Prepaid pensions......................................................    2,247    --                  2,247
Other noncurrent assets...............................................      280      25  (k)             305
Cash restricted for redemption of Delhi Stock.........................      195    --                    195
                                                                        -------  ------             ---------
    Total assets......................................................  $17,284  $2,900              $20,184
                                                                        -------  ------             ---------
                                                                        -------  ------             ---------
LIABILITIES
Current liabilities:
  Notes payable.......................................................  $   121  $ --                $   121
  Accounts payable....................................................    2,011     793  (k)           2,804
  Payroll and benefits payable........................................      521      32  (k)             553
  Accrued taxes.......................................................      304       8  (k)             312
  Accrued interest....................................................       95    --                     95
  Long-term debt due within one year..................................      471    --                    471
                                                                        -------  ------             ---------
    Total current liabilities.........................................    3,523     833                4,356

Long-term debt, less unamortized discount.............................    2,932    --                  2,932
Long-term deferred income taxes.......................................    1,353       3  (k)           1,449
                                                                                     93  (l)
Employee benefits.....................................................    2,713     154  (k)           2,867
Deferred credits and other liabilities................................      736      10  (k)             746
Preferred stock of subsidiary.........................................      250    --                    250
USX obligated mandatorily redeemable convertible preferred
  securities..........................................................      182    --                    182
Minority interest in Marathon Ashland Petroleum LLC...................    --      1,654  (m)           1,654
Redeemable Delhi Stock................................................      195    --                    195

STOCKHOLDERS' EQUITY
Preferred stock.......................................................        3    --                      3
Common stocks.........................................................      375    --                    375
Additional paid-in capital............................................    3,924    --                  3,924
Retained earnings.....................................................    1,138     153  (l)           1,291
Other equity adjustments..............................................      (40)   --                    (40)
                                                                        -------  ------             ---------
    Total stockholders' equity........................................    5,400     153                5,553
                                                                        -------  ------             ---------
    Total liabilities and stockholders' equity........................  $17,284  $2,900              $20,184
                                                                        -------  ------             ---------
                                                                        -------  ------             ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                                USX CORPORATION

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                                      ASHLAND         PRO FORMA         PRO FORMA
                                                                            USX        RM&T          ADJUSTMENTS           USX
                                                                         ---------  -----------  --------------------  -----------
REVENUES:
  Sales................................................................  $  22,375   $   6,518   $    (369) (t)         $  29,650
                                                                                                     1,126  (u)
  Dividend and affiliate income........................................        105           5      --                        110
  Gain on disposal of assets...........................................         94      --          --                         94
  Other income.........................................................         14          74      --                         88
                                                                         ---------  -----------  ---------             -----------
    Total revenues.....................................................     22,588       6,597         757                 29,942
                                                                         ---------  -----------  ---------             -----------

COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)...........................     16,047       4,721        (369) (t)            21,508
                                                                                                     1,126  (u)
                                                                                                       (17) (v)
  Selling, general and administrative expenses.........................        218         479      --                        697
  Depreciation, depletion and amortization.............................        967         162         (72) (w)             1,057
  Taxes other than income taxes........................................      3,178         995      --                      4,173
  Exploration expenses.................................................        189      --          --                        189
  Inventory market valuation charges...................................        284      --             132  (x)               416
                                                                         ---------  -----------  ---------             -----------
    Total costs and expenses...........................................     20,883       6,357         800                 28,040
                                                                         ---------  -----------  ---------             -----------

INCOME FROM OPERATIONS.................................................      1,705         240         (43)                 1,902
Net interest and other financial costs.................................        347      --          --                        347
Minority interest in income of Marathon Ashland
  Petroleum LLC........................................................     --          --             173  (y)               173
                                                                         ---------  -----------  ---------             -----------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES..................      1,358         240        (216)                 1,382
Provision for estimated income taxes...................................        450      --               9  (z)               459
                                                                         ---------  -----------  ---------             -----------
INCOME FROM CONTINUING OPERATIONS......................................        908         240        (225)                   923
                                                                         ---------  -----------  ---------             -----------
DISCONTINUED OPERATIONS:
  Income (loss) from operations (net of income tax)....................         (1)     --          --                         (1)
  Gain on disposal (net of income tax).................................         81      --          --                         81
                                                                         ---------  -----------  ---------             -----------
INCOME FROM DISCONTINUED OPERATIONS....................................         80      --          --                         80
                                                                         ---------  -----------  ---------             -----------
NET INCOME.............................................................        988         240        (225)                 1,003
Noncash credit from exchange of preferred stock........................         10      --          --                         10
Dividends on preferred stock...........................................        (13)     --          --                        (13)
                                                                         ---------  -----------  ---------             -----------
NET INCOME APPLICABLE TO COMMON STOCKS.................................  $     985   $     240   $    (225)             $   1,000
                                                                         ---------  -----------  ---------             -----------
                                                                         ---------  -----------  ---------             -----------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                          TARRAGON OIL AND GAS LIMITED

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1998

                                 (IN MILLIONS)

                                             PRO FORMA     PRO FORMA
                                TARRAGON    ADJUSTMENTS    TARRAGON
                                --------   -------------   ---------
ASSETS
Current assets:
  Cash in trust...............    $  7        $--            $  7
  Receivables, less allowance
    for doubtful accounts.....      33        --               33
  Inventories.................       8        --                8
                                --------       -----       ---------
    Total current assets......      48        --               48

Property, plant and
  equipment--net..............     699           220(aa)      919
Other noncurrent assets.......       3        --                3
                                --------       -----       ---------
    Total assets..............    $750        $  220         $970
                                --------       -----       ---------
                                --------       -----       ---------

LIABILITIES
Current liabilities--accounts
  payable.....................    $ 42        $    2(aa)     $ 44
Long-term debt................     283            71(aa)      354
Long-term deferred income
  taxes.......................      71        --               71
Deferred credits and other
  liabilities.................      10        --               10

STOCKHOLDERS' EQUITY
Additional paid-in capital....     257           147(aa)      404
Retained earnings.............      87        --               87
                                --------       -----       ---------
    Total stockholders'
      equity..................     344           147          491
                                --------       -----       ---------
    Total liabilities and
      stockholders' equity....    $750        $  220         $970
                                --------       -----       ---------
                                --------       -----       ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                          TARRAGON OIL AND GAS LIMITED

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                           PRO FORMA     PRO FORMA
                                                              TARRAGON    ADJUSTMENTS    TARRAGON
                                                              --------   -------------   ---------
ASSETS
Current assets:
  Cash in trust.............................................    $ 10        $--            $ 10
  Receivables, less allowance for doubtful accounts.........      42        --               42
  Inventories...............................................       9        --                9
                                                              --------       -----       ---------
    Total current assets....................................      61        --               61

Property, plant and equipment--net..........................     670           218(aa)      888
Other noncurrent assets.....................................       3        --                3
                                                              --------       -----       ---------
    Total assets............................................    $734        $  218         $952
                                                              --------       -----       ---------
                                                              --------       -----       ---------

LIABILITIES
Current liabilities--accounts payable.......................    $ 38        $    3(aa)     $ 41
Long-term debt..............................................     276            70(aa)      346
Long-term deferred income taxes.............................      70        --               70
Deferred credits and other liabilities......................       9        --                9

STOCKHOLDERS' EQUITY
Additional paid-in capital..................................     255           145(aa)      400
Retained earnings...........................................      86        --               86
                                                              --------       -----       ---------
    Total stockholders' equity..............................     341           145          486
                                                              --------       -----       ---------
    Total liabilities and stockholders' equity..............    $734        $  218         $952
                                                              --------       -----       ---------
                                                              --------       -----       ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                          TARRAGON OIL AND GAS LIMITED

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1998

                                 (IN MILLIONS)

                                                                         UNOCAL    PRO FORMA    PRO FORMA
                                                              TARRAGON   CANADA   ADJUSTMENTS   TARRAGON
                                                              --------   ------   -----------   ---------
REVENUES....................................................   $  29     $  13       $--          $  42
                                                              --------   ------   -----------   ---------
COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)................       8         3       --              11
  Selling, general and administrative expenses..............       1      --         --               1
  Depreciation, depletion and amortization..................      15      --             7(bb)       22
                                                              --------   ------   -----------   ---------
    Total costs and expenses................................      24         3           7           34
                                                              --------   ------   -----------   ---------
INCOME FROM OPERATIONS......................................       5        10          (7)           8
Net interest and other financial costs......................       4      --             1(cc)        5
                                                              --------   ------   -----------   ---------
INCOME BEFORE INCOME TAXES..................................       1        10          (8)           3
Provision for estimated income taxes........................       1      --             1(dd)        2
                                                              --------   ------   -----------   ---------
NET INCOME..................................................   $--       $  10       $  (9)       $   1
                                                              --------   ------   -----------   ---------
                                                              --------   ------   -----------   ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                          TARRAGON OIL AND GAS LIMITED

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                 (IN MILLIONS)

                                                                         UNOCAL    PRO FORMA    PRO FORMA
                                                              TARRAGON   CANADA   ADJUSTMENTS   TARRAGON
                                                              --------   ------   -----------   ---------
REVENUES....................................................    $154      $ 71       $--          $225
                                                              --------   ------      -----      ---------

COSTS AND EXPENSES:
  Cost of sales (excludes items shown below)................      35        16       --             51
  Selling, general and administrative expenses..............       5      --             1(ff)       6
  Depreciation, depletion and amortization..................      63      --            25(bb)      90
                                                                                         2(bb)
                                                              --------   ------      -----      ---------
    Total costs and expenses................................     103        16          28         147
                                                              --------   ------      -----      ---------
INCOME FROM OPERATIONS......................................      51        55         (28)         78
Net interest and other financial costs......................      12      --             4(cc)      16
                                                              --------   ------      -----      ---------
INCOME BEFORE INCOME TAXES..................................      39        55         (32)         62
Provision for estimated income taxes........................      15      --             8(dd)      24
                                                                                         1(ee)
                                                              --------   ------      -----      ---------
NET INCOME..................................................    $ 24      $ 55       $ (41)       $ 38
                                                              --------   ------      -----      ---------
                                                              --------   ------      -----      ---------

      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

                          NOTES TO UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

                      MARCH 31, 1998 AND DECEMBER 31, 1997

NOTE 1. BASIS OF PRESENTATION

    DESCRIPTION OF THE TRANSACTION. In accordance with the Arrangement Agreement, each Tarragon Securityholder will ultimately receive, at the option of such holder, cash in the amount of C$14.25 per share or a number of Exchangeable Shares equal to the quotient of C$14.25 divided by the Average Closing Price per share of the Marathon Stock multiplied by the number of Tarragon Securities tendered. The Exchangeable Shares entitle the holders to declared dividends and other rights economically equivalent to those of holders of Marathon Stock. The Exchangeable Shares will represent ownership in an indirect wholly owned Canadian subsidiary of Marathon and will be exchangeable only into Marathon Stock on a one-for-one basis. As set forth in the Arrangement Agreement, at least 10 percent of the total consideration is required to be in cash.

    The exact amount of cash or Exchangeable Shares to be elected in the Tarragon acquisition cannot be determined at this time. For purposes of the unaudited pro forma financial statements, it was assumed that holders of 65 percent of Tarragon shares and special warrants received cash and 35 percent received Exchangeable Shares. If it is assumed that all holders of Tarragon shares elect to receive cash, or if it is assumed that 90 percent of the holders of Tarragon shares elect to receive Exchangeable Shares, net income per share (basic and diluted) would not change by more than one cent per share from the amounts presented for both periods in the unaudited pro forma combined financial statements.

    DESCRIPTION OF PRO FORMA FINANCIAL STATEMENTS. The unaudited pro forma combined financial statements of the Marathon Group (pages M-5 through M-8) and USX (pages M-11 through M-14) have been prepared assuming the Tarragon acquisition is accounted for as a purchase of Tarragon by Marathon under U.S. GAAP. USX follows the successful efforts method of accounting for oil and gas exploration and development. Tarragon follows the full cost method of accounting for exploration and development. Pro forma adjustments to conform the unaudited pro forma consolidated financial statements of Tarragon to the successful efforts method, as well as pro forma adjustments to conform Tarragon's unaudited pro forma consolidated financial statements from Canadian GAAP to U.S. GAAP, are presented in the unaudited pro forma combined financial statements of USX and the Marathon Group. Additionally, under U.S. GAAP, the functional currency for Tarragon has been assumed to be the U.S. dollar for financial statement reporting purposes.

    The unaudited pro forma financial statements of the Marathon Group (pages M-9 and M-10) and USX (pages M-15 and M-16) for the periods presented have been prepared by USX to give effect to the acquisition of Ashland RM&T, as described below.

    The unaudited pro forma consolidated financial statements of Tarragon (pages M-17 through M-20) for the periods presented have been prepared by Tarragon to give effect to the acquisition of Unocal Canada as described below. The historical consolidated financial statements of Tarragon, which are incorporated by reference in this Information Circular, were prepared under Canadian GAAP and in Canadian dollars. In the unaudited pro forma consolidated financial statements of Tarragon, the historical consolidated financial statements of Tarragon have been converted to U.S. dollars using the period end exchange rate for the balance sheets and the average exchange rate for the statements of operations for the respective periods. In addition, certain reclassifications have been made to the historical consolidated financial statements of Tarragon to conform with USX's financial statement presentation.

    The unaudited pro forma combined balance sheets of USX and the Marathon Group as of March 31, 1998 and December 31, 1997 have been prepared to give effect to the Tarragon acquisition as if such transaction occurred on those respective dates. The unaudited pro forma combined statements of operations of USX and the Marathon Group for the three months ended March 31, 1998 and the year ended December 31, 1997 have been prepared to give effect to the Tarragon acquisition as if such transaction occurred at the beginning of the periods presented.

                          NOTES TO UNAUDITED PRO FORMA
                        FINANCIAL STATEMENTS (CONTINUED)

                      MARCH 31, 1998 AND DECEMBER 31, 1997

NOTE 1. BASIS OF PRESENTATION (CONTINUED)
    The unaudited pro forma balance sheets of USX and the Marathon Group as of December 31, 1997 have been prepared to give effect to the Ashland RM&T acquisition as if such transaction occurred on that date. The unaudited pro forma statements of operations of USX and the Marathon Group for the year ended December 31, 1997 have been prepared to give effect to the Ashland RM&T acquisition as if such transaction occurred at the beginning of the period.

    The unaudited pro forma consolidated balance sheets of Tarragon as of March 31, 1998 and December 31, 1997 have been prepared to give effect to the Unocal Canada acquisition as if such transaction occurred on those respective dates. The unaudited pro forma consolidated statements of operations of Tarragon for the three months ended March 31, 1998 and the year ended December 31, 1997 have been prepared to give effect to the Unocal Canada acquisition as if such transaction occurred at the beginning of the periods presented.

    The following is a description of the individual columns included in the unaudited pro forma financial statements:

        USX--Represents the consolidated balance sheets of USX as of March 31, 1998 and December 31, 1997 and the consolidated statements of operations of USX for the three months ended March 31, 1998 and for the year ended December 31, 1997.

        MARATHON GROUP--Represents the balance sheets of the Marathon Group as of March 31, 1998 and December 31, 1997 and the statements of operations of the Marathon Group for the three months ended March 31, 1998 and for the year ended December 31, 1997.

        PRO FORMA USX AND PRO FORMA MARATHON GROUP--Represents the balance sheets and statements of operations of USX and the Marathon Group on a pro forma basis solely to give effect to the acquisition of Ashland RM&T, as defined below.

        ASHLAND RM&T--Represents the results of operations of the refining, marketing and transportation businesses of Ashland Inc. (Ashland RM&T) for the year ended December 31, 1997, on a historical basis. On January 1, 1998, Marathon transferred certain refining, marketing and transportation net assets to a new consolidated subsidiary, which was named Marathon Ashland Petroleum LLC (MAP). Also on January 1, 1998, Marathon acquired the Ashland RM&T net assets in exchange for a 38% interest in MAP. The acquisition was accounted for as a purchase.

        TARRAGON--Represents the consolidated balance sheets of Tarragon as of March 31, 1998 and December 31, 1997 and the consolidated statements of operations of Tarragon for the three months ended March 31, 1998 and for the year ended December 31, 1997 prepared under Canadian GAAP and converted to U.S. dollars utilizing the exchange rates of Canadian dollars to U.S. dollars as listed below:

                                                                                  MARCH 31,    DECEMBER 31,
                                                                                    1998           1997
                                                                                 -----------  ---------------
Balance Sheets.................................................................   $    .706      $    .700
Statements of Operations.......................................................        .700           .720

        PRO FORMA TARRAGON--Represents the balance sheets and statements of operations for Tarragon on a pro forma basis solely to give effect to the acquisition of Unocal Canada, as defined below.

        UNOCAL CANADA--Represents revenues and production expenses from certain assets of Unocal Canada Limited, Unocal Canada Resources and Unocal Canada Exploration Limited (Unocal Canada) for the three months ended March 31, 1998 and the year ended December 31, 1997, which were prepared under

                          NOTES TO UNAUDITED PRO FORMA
                        FINANCIAL STATEMENTS (CONTINUED)

                      MARCH 31, 1998 AND DECEMBER 31, 1997

NOTE 1. BASIS OF PRESENTATION (CONTINUED)
    Canadian GAAP and converted to U.S. dollars utilizing the above exchange rates. On April 15, 1998, Tarragon acquired the Unocal Canada assets.

NOTE 2. ACQUISITION OF TARRAGON

    The following table represents the pro forma allocation of the total purchase price to the acquired assets and liabilities of Tarragon. The allocation represents the fair values assigned to the assets acquired and liabilities assumed using the purchase method of accounting. The actual allocation of the purchase price is not anticipated to be materially different from the table presented below:

                                                                                       MARCH 31,   DECEMBER 31,
                                                                                         1998          1997
                                                                                      -----------  -------------
                                                                                            (IN MILLIONS)
Net working capital.................................................................   $     (10)    $       3
Property, plant and equipment.......................................................       1,178(1)       1,146(1)
Other noncurrent assets.............................................................           7            10
Long-term debt......................................................................        (354)         (346)
Deferred income tax liabilities.....................................................         (54)          (53)
Other noncurrent liabilities........................................................          (5)           (4)
                                                                                      -----------       ------
    Total allocated purchase price..................................................   $     762     $     756
                                                                                      -----------       ------
                                                                                      -----------       ------
Consideration for Tarragon shares and special warrants..............................   $     736(2)   $     730(2)
Consideration for Tarragon options..................................................          14            14
Transaction costs...................................................................          12            12
                                                                                      -----------       ------
    Total consideration paid........................................................   $     762     $     756
                                                                                      -----------       ------
                                                                                      -----------       ------

    NOTES:

    (1) Includes unproved properties investment of approximately $110 million.

    (2) Represents the tendering of 73,156,896 Tarragon shares and special warrants (the amount outstanding or issuable at May 29, 1998) at C$14.25 per share for cash totalling C$678 million and the issuance of Exchangeable Shares totalling 7,358,907 shares and 7,294,273 shares at March 31, 1998 and December 31, 1997, respectively. The ratio of Exchangeable Shares for each tendered Tarragon share is based on an assumed Average Closing Price of $35.00 per share of Marathon Stock translated into Canadian dollars at the respective balance sheet currency exchange rate disclosed in Note 1.

NOTE 3. PRO FORMA ENTRIES

    USX AND MARATHON GROUP PRO FORMA ADJUSTMENTS GIVING EFFECT TO THE TARRAGON (ENTRIES A THROUGH J) AND ASHLAND RM&T (ENTRIES K THROUGH M) ACQUISITIONS IN THE UNAUDITED PRO FORMA BALANCE SHEETS REFLECT THE FOLLOWING:

    (a) To reclassify cash held in trust relating to future fixed asset expenditures from current to long-term assets in accordance with U.S. GAAP.

    (b) To reverse unrealized foreign currency exchange losses on U.S. dollar debt that is deferred for Canadian GAAP purposes.

    (c) To record the fair value of forward currency exchange contracts in accordance with U.S. GAAP.

    (d) To record the excess of fair value over recorded cost of the acquired long-lived assets, primarily reserves and unproved properties.

                          NOTES TO UNAUDITED PRO FORMA
                        FINANCIAL STATEMENTS (CONTINUED)

                      MARCH 31, 1998 AND DECEMBER 31, 1997

NOTE 3. PRO FORMA ENTRIES (CONTINUED)
    (e) To record deferred Canadian income taxes based on the temporary differences between tax basis and financial book basis of assets and liabilities at the Canadian statutory rate.

    (f) To record a deferred U.S. income tax benefit expected to be realized by crediting future Canadian income tax payments against future U.S. income tax liabilities at the U.S. statutory rate.

    (g) To eliminate the historical stockholders' equity of Tarragon.

    (h) To adjust accrued site restoration costs to conform to Marathon's accounting policy.

    (i) Represents anticipated borrowings to finance the assumed cash portion of the acquisition.

    (j) Represents anticipated issuance of Exchangeable Shares for the assumed equity portion of the acquisition.

    (k) To record the acquisition of certain refining, marketing and transportation net assets from Ashland Inc. in exchange for a 38% ownership interest in MAP. The acquisition was accounted for under the purchase method of accounting. The purchase price of $1.9 billion was allocated to the acquired assets and liabilities based on fair value.

    (l) Represents adjustments to reflect a gain resulting from the change in Marathon's ownership interest in MAP.

    (m) Represents the minority interest in MAP.

    USX AND MARATHON GROUP PRO FORMA ADJUSTMENTS GIVING EFFECT TO THE TARRAGON (ENTRIES N THROUGH S) AND ASHLAND RM&T (ENTRIES T THROUGH Z) ACQUISITIONS IN THE UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS REFLECT THE FOLLOWING:

    (n) To recognize as expense, in accordance with the successful efforts method of accounting, amounts which were capitalized by Tarragon under the full cost method of accounting.

    (o) To record interest expense on the assumed incremental U.S. dollar borrowings used to finance a portion of the acquisition and transaction costs. The interest expense was determined by using interest rates of 6.0% and 6.2% which represent USX's estimated incremental borrowing rate for the three months ended March 31, 1998 and the year ended December 31, 1997, respectively.

    (p) To adjust depreciation, depletion and amortization of capitalized costs allocated to oil and gas properties.

    (q) To adjust site restoration costs to conform to Marathon's accounting policy.

    (r) To record the income tax effect of pro forma adjustments at the applicable statutory rate.

    (s) To record foreign currency remeasurement gains and losses in accordance with U.S. GAAP.

    (t) To record intercompany eliminations for crude oil and refined product buy/sell transactions.

    (u) To record Ashland RM&T crude oil and refined product buy/sell transactions to conform to Marathon's accounting policy.

    (v) To adjust cost of sales for operating lease expense recorded by Ashland RM&T and to recognize additional environmental costs.

    (w) To adjust depreciation resulting from the effect of purchase price allocations for property, plant and equipment of Ashland RM&T.

                          NOTES TO UNAUDITED PRO FORMA
                        FINANCIAL STATEMENTS (CONTINUED)

                      MARCH 31, 1998 AND DECEMBER 31, 1997

NOTE 3. PRO FORMA ENTRIES (CONTINUED)
    (x) To adjust Ashland RM&T inventory value to market.

    (y) To reflect minority interest in income of MAP.

    (z) To record the income tax effect resulting from the inclusion of Ashland RM&T operations, on a pro forma basis, at the statutory rate.

    TARRAGON PRO FORMA ADJUSTMENTS GIVING EFFECT TO THE UNOCAL ACQUISITION IN THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS AND STATEMENTS OF OPERATIONS REFLECT THE FOLLOWING:

   (aa) The pro forma adjustments reflect the completion of the transaction under which Tarragon issued 21 million common shares and a C$100 million subordinated debenture to Unocal Canada. The Tarragon common shares issued have been valued at an ascribed price of C$9.90 per common share. Other transaction costs have been estimated to be C$3.5 million at March 31, 1998 and December 31, 1997.

   (bb) To record an increase to depletion, depreciation, amortization and site restoration resulting from a higher cost base upon consolidation.

   (cc) To record an increase in interest expense due to the issuance of the subordinated debenture which bears interest at 1.50% over the three-year Government of Canada Treasury Bond rate. There was also a reduction in interest expense assuming the cash flow from the Unocal Canada properties was used to reduce debt.

   (dd) To record an increase to deferred taxes resulting from the inclusion of the operations of Unocal Canada.

   (ee) To record an increase to Large Corporation Tax resulting from an increase in capitalization.

    (ff) To record an increase in general and administrative expenses due to the addition of certain Unocal Canada staff.